                                                                 EXHIBIT 10.26
                               STRATEGIC ALLIANCE

This Strategic Alliance is made and effective this June 1, 2000 by and between UTEK CORPORATION, offices located at 202 South Wheeler Street, Plant City, Florida 33566 and AUBURN UNIVERSITY offices located at 309 Samford Hall, Auburn, Alabama 36849-5176. Now, therefore, both parties agree as follows:

1. AUBURN UNIVERSITY seeks to develop an off-balance sheet vehicle to bring its intellectual property and technology to the marketplace. The goal of which is to generate on-going royalties to enhance its research capabilities and reward faculty whose patents are licensed, in addition to developing sponsored research activities.

2. UTEK CORPORATION (UTEK) has the mission to build a bridge between university-based technology and public companies that can rapidly bring new products to the marketplace.

3. UTEK would review AUBURN UNIVERSITY specified existing technologies and new disclosures to gauge their potential for successful commercialization. If a specific technology seemed promising to UTEK (and AUBURN UNIVERSITY agreed), AUBURN UNIVERSITY would apply for a patent (if it does not already have one), with AUBURN UNIVERSITY as the assignee. UTEK would receive a 12-month exclusive, royalty-free license option for the technology for some or all fields of use. UTEK would then use its best efforts to find a corporate licensee or otherwise commercialize the technology at terms acceptable to AUBURN UNIVERSITY. If UTEK finds a AUBURN UNIVERSITY acceptable licensee, royalties for the technology would be paid directly by the licensee to AUBURN UNIVERSITY. If UTEK is unable to find a AUBURN UNIVERSITY acceptable licensee or corporate partner for the technology by the end of this 12-month period, then all option rights to the technology would revert back to AUBURN UNIVERSITY, unless both parties agreed to extend. The defined Exclusive Option Agreement is contained in Exhibit A. When AUBURN UNIVERSITY desires to have UTEK merchandise a specific technology and UTEK agrees, both parties will execute a copy of the Exclusive Option Agreement with the appropriate technology, field-of-use and term descriptions.

4. The term of this strategic alliance is for a period of five years, commencing on the date above.

5. Either party may terminate this Agreement at any time with sixty days written notice.

6. During the term of this Agreement, both parties shall not disclose to anyone any confidential information. Confidential Information for the purposes of this Agreement shall include proprietary and confidential information such as, but not limited to, technology plans, research and development plans, designs, models, software, product specifications, marketing plans, patent applications, disclosures and new concepts.

Confidential information shall not include any information that:
A. Is disclosed without restriction.
B. Becomes publicly available through no act of the recipient.
C. Is rightfully received by either party from a third party.
D. Is disseminated in publications.

If UTEK customers need to review AUBURN UNIVERSITY confidential information to determine their interest in licensing a specific property, UTEK will have the customer execute an AUBURN UNIVERSITY approved confidentiality and non-disclosure agreement. A copy of this signed agreement will be provided to AUBURN UNIVERSITY.

7. This Agreement shall be governed by and be construed in accordance with the laws of the state of Florida.

8. This Agreement constitutes the final understanding and agreement between the parties with respect to the subject matter hereof and supersedes all prior negotiations, understandings and agreements between the parties, whether written or oral. This Agreement may be amended, supplemented or changed, only by an Agreement in writing, signed by both of the parties.

9. Any notice to be given or otherwise given pursuant to this Agreement shall be in writing and shall be hand delivered, mailed by certified mail, return receipt requested or sent by overnight courier service as follows:

UTEK CORPORATION                     AUBURN UNIVERSITY
202 South Wheeler Street,            309 Samford Hall,
Plant City, Florida 33566            Auburn, Alabama  36849-5176

10. If any term of this Agreement is held by a court of competent jurisdiction to be invalid or unenforceable, then this Agreement, including all of the remaining terms, will remain in full force and effect as if such invalid or unenforceable term had never been included.

IN WITNESS WHEREOF, this Agreement has been executed by the Parties as of the date first above written.

UTEK CORPORATION                           AUBURN UNIVERSITY
______________________________             ____________________________________
By: Uwe Reischl, Ph.D., M.D.,              By:  C. Michael Moriarty, Ph.D.,
      President                                 Associate Provost and
                                                Vice President for Research

                                    Exhibit A
                           Exclusive Option Agreement

This Exclusive Option Agreement is made and effective this ________________, by and between UTEK CORPORATION (UTEK), offices located at 202 South Wheeler Street, Plant City, Florida 33566 and AUBURN UNIVERSITY offices located at 309 Samford Hall, Auburn, Alabama 36849-5176. Now, therefore, both parties agree as follows:

1. AUBURN UNIVERSITY hereby grants to UTEK an exclusive option to license on an exclusive basis the following technology:

Technology Description

-------------------------------------------------------------------------------
Title:

Patent #:                     Date Applied for:              Date Awarded:
-------------------------------------------------------------------------------

Patent Application #:         Date Applied for:
-------------------------------------------------------------------------------

Inventors:

-------------------------------------------------------------------------------

Copyright: [yes / /  or  no / /]
If yes than provide description:
                              Date Applied for:

-------------------------------------------------------------------------------

Field of Use: All  [yes / /  or  no / /]
If no then describe limited fields of use:

-------------------------------------------------------------------------------

Territory: World-wide   [yes / /  or  no / /]
If no then describe limited territory:

-------------------------------------------------------------------------------

2. The term for this exclusive option is 12 months unless extended by agreement of both parties in writing.

3. During the term of this option, UTEK will use its best efforts to merchandise the above-described technology at terms acceptable to AUBURN UNIVERSITY. AUBURN UNIVERSITY may accept or reject, at its' discretion, any offer presented by UTEK for the licensing of this technology.

4. During the term of this option, AUBURN UNIVERSITY will use its best efforts to provide UTEK with the information it requires to market the above-described technology.

5. This Agreement shall be governed by and be construed in accordance with the laws of the state of Florida.

6. This Agreement constitutes the final understanding and agreement between the parties with respect to the subject matter hereof and supersedes all prior negotiations, understandings and agreements between the parties, whether written or oral. This Agreement may be amended, supplemented or changed, only by an Agreement in writing, signed by both of the parties.

7. Any notice to be given or otherwise given pursuant to this Agreement shall be in writing and shall be hand delivered, mailed by certified mail, return receipt requested or sent by overnight courier service as follows:

UTEK CORPORATION                         AUBURN UNIVERSITY
202 South Wheeler Street,                309 Samford Hall,
Plant City, Florida 33566                Auburn, Alabama  36849-5176

8. If any term of this Agreement is held by a court of competent jurisdiction to be invalid or unenforceable, then this Agreement, including all of the remaining terms, will remain in full force and effect as if such invalid or unenforceable term had never been included.

IN WITNESS WHEREOF, this Agreement has been executed by the Parties as of the date first above written.

UTEK CORPORATION                    AUBURN UNIVERSITY

_____________________________       ________________________________________
By: Uwe Reischl, Ph.D., M.D.,       By: C.Miichael Moriarty, Ph.D.,
     President                          Associate Provost and Vice President
                                         for Research